--------------------------------------------------------------------------------
                                                                              1
DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares, covering the quarter ended September 30, 1996.

HIGH YIELD MARKET CONTINUES ROBUST
PERFORMANCE

The high-yield market once again delivered strong performance in the third quarter, as it had for the first six months of 1996. According to the Lehman Brothers High Yield Index, high-yield bonds returned 3.99% in the third quarter and 7.59% for the year to date. In so doing, they significantly outgained the rest of the fixed income markets (the Lehman Brothers Aggregate Bond Index, a measure of the investment grade fixed income market, turned in gains of 1.85% for the quarter and 0.61% for the year's first three quarters). The high yield market's outstanding results are largely attributable to strong economic conditions, substantial market liquidity and a greater immunity to rising interest rates than for other fixed income instruments.

FUND PERFORMANCE

Your Fund continued its stellar performance during the third quarter and year to date. Based on its net asset value, CIGNA High Income Shares returned 6.55% for the quarter and 14.35% for the nine months ended September 30, 1996, exceeding its benchmark by 2.56% and 6.76%, respectively. On a trailing 12-month basis, the Fund outperformed the Lehman Brothers High Yield Index by 8.67%, 19.60% to 10.93%. Based on the market value of the Fund's shares traded over the New York Stock Exchange, the Fund returned 6.61% and 14.16%, respectively, for the quarter and year to date. (Returns assume reinvestment of all dividends, and are net of all expenses.)

FUND ACTIVITY

The high yield market is currently experiencing extremely strong conditions, which we expect to persist for the next one to two quarters. Our strategy in the current environment has focused on selling over-valued issues and concentrating on attractive B quality issues with stable or improving credit characteristics. The Fund's exposure to the BB quality sector, at 10.1% of total holdings, continues to be considerably underweighted versus the market's average exposure, which stands at 47.6%. We maintain this position to minimize interest rate risk and dampen portfolio volatility. We are still emphasizing "positive event risk" situations, wherein companies are likely to announce Initial Public Offerings (IPOs), or become involved in merger or acquisition activity. The Fund's industry exposures remain well diversified. No particular group is overweighted at the present time.

Overall, the Fund is currently invested in 89 companies. As of September 30, top industry holdings consisted of Food and Beverages (13.2%), Containers and Paper (12.2%), Telecommunications (11.5%), Auto and Truck (10.1%) and Broadcasting and Media (9.8%). Average maturity was 8.1 years and average credit quality was B.

Borrowing under the Fund's line of credit was maintained below the allowed 33% of assets during this reporting period. On September 30, borrowings were at approximately 25% of assets.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1996         2
(Unaudited)

                                                            MARKET
                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------

BONDS AND NOTES - 128.6%
AUTO AND TRUCK - 10.1%
Aftermarket Technology Corp., 12%, 2004           $ 5,000 $  5,438
A.P.S., Inc., 11.875%, 2006                         3,500    3,728
Collins & Aikman Products Co., 11.5%, 2006          4,500    4,736
Foamex L.P., 11.25%, 2002                           5,000    5,200
Harvard Industries, Inc.,
12%, 2004                                           2,000    1,920
11.125%, 2005                                       3,175    2,977
Johnstown American Industries, Inc.,
11.75%, 2005                                        4,500    4,050
                                                          --------
                                                            28,049
                                                          --------
BROADCASTING & MEDIA - 9.8%
Adams Outdoor Advertising Limited Partnership,
10.75%, 2003                                        1,500    1,564
American Media Operations, Inc., 11.625%, 2004      5,500    5,789
Garden State Newspapers, Inc., 12%, 2004            5,000    5,337
Grupo Televisa, S.A., 11.875%,                      5,000    5,338
Lamar Advertising Co., 11%, 2003                    3,395    3,556
Newsquest Capital PLC, 11%, 2006 (144A security
acquired April 1996 for $3,500,625)**               3,500    3,605
Sullivan Broadcasting, Inc., 10.25%, 2005           2,000    2,000
                                                          --------
                                                            27,189
                                                          --------
CABLE TV - 8.0%
CAI Wireless Systems, Inc., 12.25%, 2002            4,750    4,952
Galaxy Telecom, Inc., 12.375%, 2005                 5,000    5,350
Marcus Cable Co., L.P., 11.875%, 2005               5,500    5,816
Rifkin Acquisition Partners, L.L.L.P.,
11.125%, 2006                                       4,000    4,120
Wireless One, Inc., 13%, 2003                       3,000    3,105
                                                          --------
                                                            23,343
                                                          --------
CHEMICALS - 6.2%
Harris Chemical North America, Inc.,
10.75%, 2003                                        4,500    4,567
LaRoche Industries, Inc., 13%, 2004                 5,000    5,475
Polymer Group, Inc., 12.25%, 2002                   3,800    4,142
Sterling Chemicals, Inc., 11.75%, 2006              3,000    3,150
                                                          --------
                                                            17,334
                                                          --------

                                                            MARKET
                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - 6.5%
AMF Group, Inc., 10.875%, 2006                    $ 4,000 $  4,100
Hines Horticulture, Inc., 11.75%, 2005              5,000    5,200
Lifestyle Furnishings International Ltd.
10.875%, 2006 (144A security acquired
July 1996 for $4,000,000)**                         4,000    4,140
Remington Products Co., L.L.C., 11%, 2006
(144A security acquired May & June 1996 for
$2,982,520)**                                       3,000    3,030
Simmons Co., 10.75%, 2006                           1,500    1,545
                                                          --------
                                                            18,015
                                                          --------
CONTAINERS AND PAPER - 12.2%
Berry Plastics Corp., 12.25%, 2004                  5,500    5,940
Calmar, Inc., 11.5%, 2005                           5,000    5,063
Crown Paper Co. 11%, 2005                           5,500    5,431
Four M Corp., 12%, 2006 (144A security acquired
  May 1996 for $3,025,000)**                        3,000    3,180
Grupo International Durango, S.A. 12.625%, 2003     3,000    3,191
Packaging Resources, Inc., 11.625%, 2003            4,500    4,657
Printpak, Inc., 10.625%, 2006 (144A security
  acquired Aug 1996 for $1,500,000)**               1,500    1,545
Riverwood International Corp., 10.875%, 2008        5,000    4,925
                                                          --------
                                                            33,932
                                                          --------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 8.2%
Advanced Micro Devices, Inc. 11%, 2003              3,000    3,098
Dictaphone Corp., 11.75%, 2005                      5,000    4,550
Exide Electronics Group, Inc., 11.5%, 2006          4,000    4,300
International Wire Group, Inc., 11.75%, 2005        5,500    5,816
Telex Communications, Inc., 12%, 2004               4,750    5,083
                                                          --------
                                                            22,847
                                                          --------
ENERGY - 1.3%
Trans Texas Gas Corp., 11.5%, 2002                  3,500    3,719
                                                          --------
ENTERTAINMENT - 9.0%
Alliance Gaming Corp., 12.875%, 2003                4,750    4,916
American Skiing Co., 12%, 2006 (144A security
acquired June 1996, for $5,101,163)**               5,250    5,224
Casino America, Inc., 12.5%, 2003                   5,500    5,754
Casino Magic of Louisiana Corp., 13%, 2003          4,000    4,060
Trump Atlantic City Funding, Inc., 11.25%, 2006     5,000    4,925
                                                          --------
                                                            24,879
                                                          --------

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1996        3
(Unaudited) (Continued)

                                                           MARKET
                                               PRINCIPAL    VALUE
                                                   (000)    (000)
-----------------------------------------------------------------
ENVIRONMENTAL - 0.6%
Mid-American Waste Systems, Inc.,
  12.25%, 2003+                                  $ 3,000 $  1,740
                                                         --------
FINANCIAL - 3.9%
Affinity Group, Inc., 11.5%, 2003                  5,000    5,150
Olympic Financial Ltd., 13%, 2000                  5,000    5,600
                                                         --------
                                                           10,750
                                                         --------
FOOD AND BEVERAGES - 13.2%
Americold Corp., 12.875%, 2008                     5,000    5,188
Grand Union Co., 12%, 2004                         5,000    5,050
Pathmark Stores, Inc.,
  11.625%, 2002                                    4,250    4,346
  12.625%, 2002                                    1,300    1,303
Ralphs Grocery Co., 10.45%, 2004                   4,000    4,055
Smiths Food and Drug Center, Inc. 11.25%, 2007     3,000    3,187
Specialty Foods Corp., 10.25%, 2001                4,000    3,680
Star Markets Co., Inc., 13%, 2004                  4,000    4,210
Van de Kamps, Inc., 12%, 2005                      5,250    5,709
                                                         --------
                                                           36,728
                                                         --------
HEALTH CARE - 2.4%
Dade International Inc., 11.125%, 2006 (144A
  security acquired April 1996 for $3,297,500)**   3,250    3,478
Owens & Minor, Inc., 10.875%, 2006                 3,000    3,135
                                                         --------
                                                            6,613
                                                         --------
INDUSTRIAL - 6.0%
Alvey Systems, Inc., 11.375%, 2003                 1,000    1,048
Crain Industries, Inc., 13.5%, 2005                5,500    6,105
IMO Industries, Inc., 11.75%, 2006                 4,000    4,160
Interlake Corp., 12.125%, 2002                     5,025    5,251
                                                         --------
                                                           16,564
                                                         --------
METALS - 6.0%
Euramax International PLC 11.25%, 2006 (144A
  security acquired Sept. 1996 for $4,022,500)**   4,000    4,100
GS Technologies Operating Co., Inc., 12%, 2004     3,150    3,307
Jorgensen (Earle M.) Co., 10.75%, 2000             3,250    3,282
Kaiser Aluminum & Chemical Corp., 12.75%, 2003     5,500    5,967
                                                         --------
                                                           16,656
                                                         --------

                                                              MARKET
                                                  PRINCIPAL    VALUE
                                                      (000)    (000)
--------------------------------------------------------------------
MISCELLANEOUS - 5.2%
Guitar Center Management Co., Inc., 11%, 2006
  (144A security acquired June 1996 for
  $3,784,375)**                                     $ 3,750 $  3,928
Pierce Leahy Corp., 11.125%, 2006 (144A security
  acquired July 1996 for $2,000,000)**                2,000    2,135
Sullivan Graphics, Inc., 12.75%, 2005                 5,500    5,252
United Stationers Supply Co., *12.75%, 2005           3,000    3,248
                                                            --------
                                                              14,563
                                                            --------
TEXTILES - 7.9%
Avondale Mills, Inc., 10.25%, 2006 (144A security
  acquired April 1996, for $3,451,275)**              3,500    3,552
CMI Industries, Inc., 9.5%, 2003                      4,435    4,036
Dan River, Inc., 10.125%, 2003                        5,250    5,198
Synthetic Industries, Inc., 12.75%, 2002              4,500    4,860
Tultex Corp., 10.625%, 2005                           4,000    4,200
                                                            --------
                                                              21,846
                                                            --------
TELECOMMUNICATIONS - 11.5%
Comnet Cellular, Inc., 11.25%, 2005                   4,000    4,200
Fonorola, Inc., 12.5%, 2002                           4,450    4,762
IXC Communications Inc., 13%***, 2005                 5,500    5,802
Pronet, Inc., 11.875%, 2005                           4,450    4,005
Sprint Spectrum, L.P., 11%, 2006                      4,000    4,140
Sygnet Wireless Inc., 11.5%, 2006                     4,000    4,120
Western Wireless Corp., 10.5%, 2006                   3,500    3,553
                                                            --------
                                                              30,582
                                                            --------
TRANSPORTATION - 0.6%
Sea Containers Ltd., Series B, 12.5%, 2004            1,500    1,616
                                                            --------
TOTAL BONDS AND NOTES
  (Cost - $343,448,852)                                      356,965
                                                            --------
UNITS - 2.7%
NS Group, Inc., 13.5%, 2003 (each $1,000 unit
  includes one warrant for Common Stock)              3,000    2,993
ICF Kaiser International, Inc., 12%, 2003 (each
  $1,000 unit includes 4.8 warrants for
  Common Stock)                                       4,500    4,421
                                                            --------
TOTAL UNITS
(Cost - $8,243,250)                                            7,414
                                                            --------

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1996         4
(Unaudited) (Continued)


                                                              MARKET
                                                  NUMBER OF    VALUE
                                                     SHARES    (000)
---------------------------------------------------------------------
COMMON STOCK - 0.1%
  (Cost - $266,665)
Thrifty Payless Holdings, Inc., Class B*             14,250 $    265
                                                            ---------
WARRANTS - 0.1%
Exide, Inc., Exp. 2006*                               4,000      120
IHF Capital, Inc., Class A & L*                       5,000      125
Wireless One, Inc., Exp. 2000*                       15,000       75
                                                            ---------
TOTAL WARRANTS
  (Cost - $448,566)                                              320
                                                            ---------
TOTAL INVESTMENTS IN SECURITIES - 131.5%
  (Total Cost - $353,072,730)                                364,964
Liabilities, Less Cash and Other Assets - (31.5%)            (87,326)
                                                            ---------
NET ASSETS - 100% (equivalent to $7.57
  per share based on 36,672,381 shares
  outstanding)                                              $277,638
                                                           =========

*   Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $37,916,875 (aggregate cost $36,664,958) which is approximately 14% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of September 30, 1996.
+   Defaulted security.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)
SEPTEMBER 30, 1996

                      MARKET   % OF
QUALITY RATINGS* OF    VALUE MARKET
LONG-TERM BONDS        (000)  VALUE
-----------------------------------
Ba/BB..............  $36,639  10.1%
B/B................  307,228  84.3%
Below B............   20,512   5.6%
                    -------- ------
                    $364,379 100.0%
                    ======== ======
--------------------------------------------------------------------------------
* The higher of Moody's or Standard & Poor's Ratings.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      5


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996 (UNAUDITED)

                                                      (IN THOUSANDS)
                                                      --------------
ASSETS:
Investments at market value (Cost - $353,072,730)          $364,964
Cash on deposit with custodian                                   46
Interest receivable                                          11,413
Investment for deferred compensation plan
  (Cost - $73,930)                                               89
Other                                                            47
                                                      --------------
TOTAL ASSETS                                                376,559
                                                      --------------
LIABILITIES:
Loan payable                                                 95,500
Dividend payable October 10, 1996 at
  $.0675 per share                                            2,475
Accrued interest payable                                        442
Accrued advisory fees payable                                   189
Accrued trustees' fees payable                                   89
Other accrued expenses (including $111,320
  due to affiliate)                                             226
                                                      --------------
TOTAL LIABILITIES                                            98,921
                                                      --------------
NET ASSETS (Equivalent to $7.57 per share based on
  36,672,381 shares of beneficial interest outstanding;
  unlimited number of shares authorized)                   $277,638
                                                      ==============
COMPONENTS OF NET ASSETS:
Paid in capital                                            $318,444
Undistributed net investment income                           1,980
Unrealized appreciation of investments                       11,906
Accumulated net realized loss                               (54,692)
                                                      --------------
NET ASSETS                                                 $277,638
                                                      ==============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                               (IN THOUSANDS)
                                               --------------
INVESTMENT INCOME
INCOME:
  Interest                                            $30,396
  Expenses:
  Interest expense                             $4,575
  Investment advisory fee                       1,727
  Administrative services                         121
  Shareholder reports                              96
  Custodian fees and expenses                      79
  Trustees' fees                                   38
  Transfer agent fees and expenses                 38
  Auditing and legal fees                          24
  Other                                            40   6,738
                                               ------ -------
NET INVESTMENT INCOME                                  23,658
                                                      -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain from securities transactions       11,553
  Unrealized appreciation of investments                  775
                                                      -------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                          12,328
                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $35,986

                                                      =======
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      6



STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE
                                         NINE MONTHS      FOR THE
                                            ENDED        YEAR ENDED
                                        SEPTEMBER 30,   DECEMBER 31,
                                       1996 (UNAUDITED)     1995
                                       ---------------- ------------
                                              (IN THOUSANDS)
                                       -----------------------------
OPERATIONS:
Net investment income                          $23,658      $30,224
Net realized gain from investments              11,553        1,507
Unrealized appreciation on investments             775       19,516
                                       ---------------- ------------
Net increase in net assets from
operations                                      35,986       51,247
                                       ---------------- ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.6075
per share and $.8400 per share,
respectively)                                  (22,145)     (30,104)
                                       ---------------- ------------
Total distributions to shareholders            (22,145)     (30,104)
                                       ---------------- ------------
CAPITAL SHARE TRANSACTIONS:
Net increase from 524,322 and 723,005
capital shares issued to shareholders
in reinvestment of distributions,
respectively                                     4,024        5,176
                                       ---------------- ------------
Net increase from capital share
transactions                                     4,024        5,176
                                       ---------------- ------------
Net Increase in Net Assets                      17,865       26,319
NET ASSETS:
Beginning of period                            259,773      233,454
                                       ---------------- ------------
End of period (Including undistributed
net investment income of $1,980,126
and $466,865, respectively)                   $277,638     $259,773
                                       ================ ============

STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (Unaudited)

                                                   (IN THOUSANDS)
                                                   --------------
CASH FLOWS FROM INVESTING AND OPERATING
  ACTIVITIES:
  Purchases of portfolio securities                    $(219,385)
  Proceeds from sales of portfolio securities            215,177
  Investment income received                              25,700
  Investment and administrative expenses paid             (1,750)
  Interest paid                                           (4,437)
                                                  --------------
  Cash flows provided by investing and operating
    activities                                            15,305
                                                  --------------
CASH FLOWS FROM SHAREHOLDER AND OTHER
  FINANCING ACTIVITIES:
  Distributions to shareholders (net of
    reinvestment of $4,023,951)                          (19,170)
  Net borrowings                                           3,900
                                                  --------------
  Cash flows used by shareholder and other
    financing activities                                 (15,270)
                                                  --------------
Net increase in cash                                          35
Cash, beginning of period                                     11
                                                  --------------
Cash, End of Period                                          $46
                                                   ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  INCREASE IN CASH PROVIDED BY INVESTING
  AND OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                           $35,986
  Increase in value of investments                       (19,957)
  Change in receivables and liabilities exclusive of
    loan and dividend payable                               (724)
                                                   --------------
Net Cash Provided by Investing and Operating
  Activities                                             $15,305
                                                   ==============

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)            7


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixedincome securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment co mpanies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment
-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)8


securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, th e Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the nine months ended September 30, 1996 were $93,073,029 at an average interest rate of approximately 6.55%. As of September 30, 1996, the Fund was paying interest at an average annual rate of 6.55% on its outstanding borrowings.

3. DIVIDENDS. The Board of Trustees of the Fund declared a dividend from undistributed net investment income of $.0675 per share, payable October 10, 1996 to shareholders of record on September 27, 1996.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 1996, the Fund paid or accrued $120,708.

5. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

6. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 1996 were $215,150,968 and $207,518,560, respectively.

As of September 30, 1996, the cost of securities for federal income tax purposes was $353,103,980. At September 30, 1996, unrealized appreciation for Federal income tax purposes aggregated $11,859,851 of which $14,724,921 related to appreciated securities and $2,865,070 related to depreciated securities.

7. CAPITAL LOSS CARRYOVER. At December 31, 1995, the Fund had a capital loss carryover for Federal income tax purposes of $65,896,716 of which $30,367,908, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following ye ar. For the year ended December 31, 1995, the Fund has elected to defer $325,347 of capital losses occurring between November 1, 1995 and December 31, 1995 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1996.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)9


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

----------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)
                                                     NINE MOS.
                                                       ENDED
                                                      SEPT. 30,                      YEAR ENDED DECEMBER 31
                                                         1996         1995      1994       1993      1992      1991
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $7.19          $6.59     $7.54      $6.99     $6.62     $4.73
                                                     -------------- --------- ---------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                0.65           0.84      0.86       0.97      0.98      0.94
Net realized and unrealized gains (losses)               0.34           0.60     (0.91)      0.58      0.40      1.91
                                                     -------------- --------- ---------- --------- --------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         0.99           1.44     (0.05)      1.55      1.38      2.85
                                                     -------------- --------- ---------- --------- --------- ---------
LESS DISTRIBUTIONS:
Distributions from net investment income                (0.61)         (0.84)    (0.88)     (0.97)    (0.98)    (0.94)
Distributions in excess of net investment income            -              -     (0.02)     (0.03)    (0.03)    (0.02)
                                                     -------------- --------- ---------- --------- --------- ---------
TOTAL DISTRIBUTIONS                                     (0.61)         (0.84)    (0.90)     (1.00)    (1.01)    (0.96)
                                                     -------------- --------- ---------- --------- --------- ---------
NET ASSET VALUE, END OF PERIOD                          $7.57          $7.19     $6.59      $7.54     $6.99     $6.62
                                                     ============== ========= ========== ========= ========= =========
MARKET VALUE, END OF PERIOD                             $8.31          $7.88     $7.00      $8.38     $7.88     $7.25
                                                     ============== ========= ========== ========= ========= =========
TOTAL INVESTMENT RETURN:
Per share market value                                  14.16%         26.24%    (5.43)%    19.62%    24.36%   111.31%
Per share net asset value (2)                           14.35%         22.93%    (0.76)%    23.25%    21.65%    64.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $277,638       $259,773  $233,454   $195,489  $176,974  $163,173
Ratio of operating expenses to average net assets        0.81%          1.12%     1.17%      1.21%     1.20%     1.26%
Ratio of interest expense to average net assets          1.71%          2.68%     2.10%      1.66%     1.91%     2.79%
Ratio of net investment income to average net assets     8.86%         12.03%    12.33%     12.98%    13.81%    15.49%
Portfolio turnover                                         59%            60%       72%        48%       45%       35%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)10


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

---------------------------------------------------------------------------------------------------------
                                                             NET REALIZED AND
                                                            UNREALIZED GAIN (LOSS)
      PERIOD       INVESTMENT INCOME  NET INVESTMENT INCOME    ON INVESTMENTS            NET ASSETS
       ENDED        TOTAL  PER SHARE   TOTAL    PER SHARE    TOTAL   PER SHARE    INCR.(DECR.)  PER SHARE
---------------------------------------------------------------------------------------------------------
March 31, 1994      $7,437      $.28    $6,046        $.23  $(6,381)     $(.25)      $(4,533)    $(.24)
June 30, 1994        7,366       .28     5,886         .23   (8,952)      (.34)       (7,825)     (.34)
September 30, 1994   9,401       .27     7,444         .20   (3,486)      (.07)       58,762      (.09)
December 31, 1994    9,361       .26     7,154         .20   (8,949)      (.25)       (8,439)     (.28)

March 31, 1995       9,853       .28     7,424         .21    8,614        .24        10,141       .25
June 30, 1995        9,807       .28     7,417         .21    6,426        .18         7,902       .18
September 30, 1995   9,871       .27     7,486         .21    2,544        .07         4,046       .08
December 31, 1995   10,232       .28     7,897         .22    3,439        .11         4,230       .09

March 31, 1996       9,964       .27     7,742         .21    1,442        .04         3,315       .05
June 30, 1996       10,057       .28     7,837         .20    1,661        .05         3,406       .06
September 30, 1996  10,375       .28     8,079         .22    9,225        .25        11,144       .27
-------------------------------------------------------------------------------

CIGNA HIGH INCOME SHARES

TRUSTEES                                                                     OFFICERS

R. Bruce Albro                        Paul J. McDonald                       R. Bruce Albro
Senior Managing Director              Executive Vice President, Finance      Chairman of the Board and
CIGNA Investments, Inc.               and Chief Financial Officer,           President
                                      Friendly Ice Cream Corporation
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Arthur C. Reeds, III                   Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      President, CIGNA Investment
                                      Management and CIGNA                   Lawrence S. Harris
Russell H. Jones                      Investments, Inc.                      Vice President
Vice President,
Kaman Corporation                                                            Alan C. Petersen
                                                                             Vice President

                                                                             Jeffrey S. Winer
                                                                             Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

[LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                                  [LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154


                                                    CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                   Third Quarter Report
    PERMIT 750
--------------------

                                                       September 30, 1996